UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2007

Major Leagur Poker, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52529	20-8623320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Anton
Costa Mesa, CA 92626

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code (949) 429-4007

WMPH 2,  INC.
600 Anton
Costa Mesa, CA 92626

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation.

On June 15, 2007, the Company Amended its Articles of Incorporation as indicited in Exhibit 5.03.  The new name of the company shall be Major League Poker.

Item 5.06 Change in Shell Company Status.

Prior to its name change and begining operations, the Company was a “shell company” as defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act.  The Company ceased being a shell company upon operating as Major League Poker on June 15, 2007.

Item 1. Description of Business.

Overview

Major League Poker, Inc. (MLP) was incorporated under the laws of the State of Nevada on March 28, 2007 under the name of WMPH 3, Inc. On June 15, 2007 the Company changed it's name to Major League Poker, Inc.  The Company's purpose is to become a diversified, full-service entertainment company. MLP will initially operate sporting events, particularly Poker Tournaments.

Corporate Information

The Company was originally organized as a “blank check” shell company to investigate and acquire a target company or business seeking the perceived advantages of being a publicly held corporation.  However, the Company instead began operating under the new name Major League Poker on June 15, 2007. Our principal office is located at 600 Anton, 11th Floor, Costa Mesa, CA 92626 and our telephone number is (949) 429-4007.

Our Business

The company engaged in the creation of internationally branded entertainment and consumer products driven by the development, production, and marketing of televised programming based on gaming themes. Major League Poker is a sports league of affiliated poker tournaments open only to ranked professionals.  The initial season consists of 6 tournaments with a championship tournament as the end of the season. We videotape the entire tournament but focus on the final table of participants competing for $1,000,000. We in turn create two hour episodes which are distributed for broadcast to both domestic and international television audiences.

Competition

In the market for televised poker tournaments, we compete with producers of several poker-related programs, including the “World Series of Poker,” an annual event hosted by Harrah’s that airs on ESPN, “Celebrity Poker Showdown,” which airs on Bravo and showcases the appearances of celebrities, "World Poker Tour" which airs on the Travel Channel and “Late Night Poker,” a U.K. based program that airs on Fox. Fox also broadcasts “Poker Superstars,” a series of events featuring well-known professional poker players. These and other producers of poker-related programming may be well established and may have significantly greater resources than we do. In addition to other poker-related programs, the Major League Poker series also competes with televised sporting events, reality-based television programming and other televised programming that airs during the same timeslot.

RISK FACTORS

The purchase of these securities involves a high degree of risk. Prospective investors should carefully consider the following facts, among others set forth in this Prospectus, before making a decision to purchase the securities offered hereby. Risk Factors Relating to the Company

1. Limited Operating History and Revenues. The Company was organized on March 2007 and began operations on June 15, 2007.  Consequently, the Company has only a limited operating history and limited revenues. Activities to date have been limited to acquiring an interest in certain thoroughbreds, organizational efforts and obtaining initial financing. The Company must be considered in the developmental stage.  Prospective investors should be aware of the difficulties encountered by such enterprises, as the Company faces all the risks inherent in any new business, including the absence of any prior operating history, need for working capital and intense competition. The likelihood of success of the Company must be considered in light of such problems, expenses and delays frequently encountered in connection with the operation of a new business and the competitive environment in which the Company will be operating.

2. Limited Capitalization and Lack of Working Capital. The Company has extremely limited capitalization and is dependent on the proceeds of this offering, achieving profitable operations and receipt of additional financing to continue as a going concern. The Company has substantial commitments for boarding and training of its existing Thoroughbreds and repayment of debt, in addition to proposed capital expenditures for additional Bloodstock. In the event the Company receives no or nominal proceeds from this offering, acquisition of additional racing prospects and Bloodstock would be curtailed. Even assuming receipt of maximum proceeds from this offering, the Company will likely require additional capital from outside sources in order to continue as a going concern. The Company will endeavor to finance its need for additional working capital through debt or private equity financing. Additional debt financing would be sought only in the event that equity financing failed to provide the Company necessary working capital. Debt financing may require the Company to mortgage, pledge or hypothecate its assets, and would reduce cash flow otherwise available to pay operating expenses and acquire additional assets. Debt financing would likely take the form of short-term financing provided by officers and directors of the Company, to be repaid from future equity financing. Additional equity financing is anticipated to take the form of one or more private placements to qualified investors under exemptions from the registration requirements of the 1933 Act or a subsequent public offering. However, there are no current agreements or understandings with regard to the form, time or amount of such financing and there is no assurance that any of this financing can be obtained or that the Company can continue as a going concern.

3. No Assured Television Contract. We have not secured a television contract at this time.

4. Dependence on a Limited Number of Prospects. The success of the Company will be dependent on only a limited number of prospects. Injury or loss to any one of these prospects could substantially and adversely effect the Company's operations. The Company has endeavored to reduce this risk by obtaining mortality and surgical insurance on three of the prospects currently owned, but there is no assurance that this insurance will be continued or that it will insure against all loses which might be incurred. Nonetheless, the Company's future financial success will depend on the limited number of horses currently owned until the Company can expand and diversify its stable.

5. Dependence on Key Personnel. Initially, success of the Company is entirely dependent upon the management efforts and expertise of Messrs. J. Wade Mezey and Paul Howarth and trainers to be retained by the Company. A loss of the services of any of these individuals could adversely affect the conduct of the Company's business. In such event, the Company would be required to obtain other personnel to manage and operate the Company, and there can be no assurance that the Company would be able to employ a suitable replacement for either of such individuals, or that a replacement could be hired on terms which are favorable to the Company. The Company currently maintains no key man insurance on the lives of any of its officers or directors.

6. Our television programming may be unable to maintain a sufficient audience for a variety of reasons, many of which are beyond our control.

Television production is a speculative business because revenues and income derived from television depend primarily upon the continued acceptance of that programming by the public, which is difficult to predict. Public acceptance of particular programming is dependent upon, among other things, the quality of the programming, the strength of networks on which the programming is broadcast, the promotion and scheduling of the programming and the quality and acceptance of competing television programming and other sources of entertainment and information. Popularity of programming can also be negatively impacted by excessive broadcasting or telecasting of the programming beyond viewers’ saturation thresholds.

7. Intense Competition. There are numerous nationally and internationally-known corporations and entities which are engaged in the type of business proposed to be engaged in by the Company. Numerous individuals and entities are engaged as owners and trainers of Thoroughbred racehorses, both within the United States and abroad. Competition for the acquisition and training of thoroughbred prospects is intense. All of these entities seek to place racing prospects in the premier races throughout the United States, such as the Kentucky Derby, the Preakness and Belmont Stakes. In the case of disposition of the Company's Thoroughbreds, the Company would be competing against major breeders and dealers at private and public sales. Most of these competitors have substantially greater financial and personnel resources than the Company. Accordingly, the Company will be at a competitive disadvantage vis-a-vis its competitors.

8. Control of the Company.  Management currently controls 100% of the Company.

9. Lack of Dividends. The Company has paid no dividends on its Common Stock to date, and there are no plans to pay any in the foreseeable future. Initial earnings which the Company may realize, if any, will be retained to finance growth of the Company. Any future dividends, of which there can be no assurance, will be directly dependent upon the earnings of the Company, its financial requirements and other factors.

10. Possible Rule 144 Sales and Market Overhang. An aggregate of 150,000 shares of the Common Stock presently outstanding are "restricted securities" within the meaning of the 1933 Act and may hereafter be sold in compliance with Rule 144 promulgated thereunder. Rule 144 provides, among other things, and subject to certain limitations, that a person holding restricted securities for a period of one year may sell, every three months, those securities in brokerage transactions in an amount equal to 1% of the Company's outstanding Common Stock or the average weekly trading volume during the four weeks preceding the sale, whichever amount is greater. After two years, holders of restricted stock who are not affiliates of the Company may apply to sell all restricted stock free of restrictions. Possible sales of the Company's Common Shares pursuant to Rule 144 may, in the future, have a depressive effect on the price of the Company's Common Shares.

11. Preferred Stock Authorized. The Articles of Incorporation of the Company, as amended, authorize the issuance of a maximum of 10,000,000 shares of Preferred Stock, par value $.001 per share. Although no Preferred Stock has been issued or is outstanding as of the date of this Prospectus, and there is no plan to issue any in the foreseeable future, the terms of a series of Preferred Stock could operate to the significant disadvantage of holders of outstanding Common Stock. Such terms can include, among others, preferences as to voting, dividends and distributions on liquidation. Moreover, the issuance of Preferred Stock in certain circumstances could have the effect of delaying, deterring or preventing a change in control of the Company.

12. Penny Stock Regulation. Broker-dealer practices in connection with transactions in "Penny Stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risk associated with the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker- dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules generally require that prior to a transaction in a penny stock, the broker- dealer must make a written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. If the Company's securities become subject to the penny stock rules, investors in this offering may find it more difficult to sell their securities.

13. Arbitrary Offering Price; Dilution. The offering price, upon listing, of the Common Shares offered hereunder will be determined by the Company, and bears no necessary relationship to the appraised value of any Bloodstock or any other ordinary investment criterion. In making such determination, the prospects for the Company's pursuit of its proposed business plan, the proceeds to be raised by this offering, the relative costs and expenses involved in acquiring and training thoroughbreds, and the competition and market for thoroughbreds racehorses were all considered. In addition, since the Company has not retained an underwriter for purposes of this offering, the offering price has not been subject to evaluation by any third party as would be the case in an underwritten offering.

14. Investors Bear Risk of Loss. Substantially all of the proceeds required to operate the Company for the next 12 months are being sought from investors in this offering. The investors of the Company will bear the risk of the Company's operations for the foreseeable future, with no assurance that management will be successful in applying the proceeds to increase growth and profitability of the Company.

Risks Related to Our Industry

15. Our television programming may be unable to maintain a sufficient audience for a variety of reasons, many of which are beyond our control.  Television production is a speculative business because revenues and income derived from television depend primarily upon the continued acceptance of that programming by the public, which is difficult to predict. Public acceptance of particular programming is dependent upon, among other things, the quality of the programming, the strength of networks on which the programming is telecast, the promotion and scheduling of the programming and the quality and acceptance of competing television programming and other sources of entertainment and information. Popularity of programming can also be negatively impacted by excessive telecasting of the programming beyond viewers’ saturation thresholds.

16. Our ability to create and license our television programming profitably may be negatively affected by adverse trends that apply to the television production business generally.  Television revenues and income may be affected by a number of factors, many of which are not within our control. These factors include a general decline in television viewers, pricing pressure in the television advertising industry, strength of the stations on which our programming is telecast, general economic conditions, increases in production costs and availability of other forms of entertainment and leisure time activities. All of these factors, as well as others, may quickly change and these changes cannot be predicted with certainty. Our future licensing opportunities may also be adversely affected by these changes. Accordingly, if any of these changes were to occur, the revenues and income we generate from television programming could decline.

17. A decline in general economic conditions or the popularity of our brand of televised poker tournaments could adversely impact our business. Because our operations are affected by general economic conditions and consumer tastes, our future success is unpredictable. The demand for entertainment and leisure activities tends to be highly sensitive to consumers’ disposable incomes and thus a decline in general economic conditions could, in turn, have a material adverse effect on our business, operating results and financial condition and the price of our common stock. An economic decline could also adversely affect our corporate sponsorship business, sales of our branded merchandise and other aspects of our business.

The continued popularity of our type of entertainment is vital in maintaining the ability to leverage our brand and develop products or services that appeal to our target audiences, which, in turn, is important to our long-term results of operations. Public tastes are unpredictable and subject to change and may be affected by changes in the country’s political and social climate. A change in public opinion could have a material adverse effect on our business, operating results and financial condition and, ultimately, the price of our common stock.

18. The political or social climate regarding gaming and poker could negatively impact our ability to negotiate future telecast license arrangements, retain certain of our member casinos or pursue Internet gaming ventures as a potential source of future revenue.  Although the popularity of poker, in particular, and gaming, in general, has recently been growing in the U.S. and abroad, gaming has historically experienced backlash from various constituencies and communities. Currently, the legal status of Internet-based casinos and cardrooms is unclear under U.S. law and under the laws of other countries.

U.S. federal prosecutors have contended that online gambling sites are illegal, and the U.S. government has been trying to curb the activities of offshore Internet casinos by investigating and pressuring American companies that provide services to these sites on the theory that they are aiding and abetting the operations.  This focus on Internet gambling sites may eliminate these sites as sources of advertising revenue for television networks that exhibit poker-related programming, thereby potentially impacting the value of such programming to these networks. If this occurs, it may negatively affect our ability to negotiate future telecast license arrangements on terms that are most advantageous to us.

19. The television entertainment market in which we operate is highly competitive and competitors with greater financial resources or marketplace presence may enter our markets to our detriment. We compete with other poker-related television programming, including ESPN’s coverage of the World Series of Poker, World Poker Tour, Fox Sports Net’s exhibition of the Late Night Poker television show, NBC’s exhibition of the NBC National Heads-Up Poker Championship and Bravo’s exhibition of the Celebrity Poker Showdown, among others. These and other producers of poker-related programming may be well established and may have significantly greater resources than we do. Based on the popularity of these poker-related televised programs, we believe that additional competing televised poker programs may currently be in development or may be developed in the future. Our programming also competes for telecast audiences and advertising revenue with telecasts of mainstream professional and amateur sports, as well as other entertainment and leisure activities. These competing programs and activities and brands that may result therefrom may decrease the popularity abd/or dilute our brands. This would adversely affect our operating results and financial condition and, ultimately, the price of our common stock.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information contained in this report, including in the documents incorporated by reference into this report, includes some statement that are not purely historical and that are “forward-looking statements.” Such forward-looking statements include, but are not limited to, statements regarding our and their management’s expectations, hopes, beliefs, intentions or strategies regarding the future, including our financial condition, results of operations, and the expected impact of the Share Exchange on the parties’ individual and combined financial performance. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipates,” “believes,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “possible,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” and similar expressions, or the negatives of such terms, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this report are based on current expectations and beliefs concerning future developments and the potential effects on the parties and the transaction. There can be no assurance that future developments actually affecting us will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the parties’ control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.  These risks and uncertainties, along with others, are also described above under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of the parties’ assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion of Major League Poker (referred to herein as the “Company”, “Stables”, “we”, “our”, or “us”) financial condition and results of operations should be read in conjunction with its financial statements and the related notes, and the other financial information included in this information statement.

Forward-Looking Statements

The following discussion should be read in conjunction with Asia Time’s consolidated financial statements and related notes included elsewhere in this Current Report on Form 8-K.

This filing contains forward-looking statements. The words “anticipated,” “believe,” “expect, “plan,” “intend,” “seek,” “estimate,” “project,” “could,” “may,” and similar expressions are intended to identify forward-looking statements. These statements include, among others, information regarding future operations, future capital expenditures, and future net cash flow. Such statements reflect Asia Time’s management’s current views with respect to future events and financial performance and involve risks and uncertainties, including, without limitation, general economic and business conditions, changes in foreign, political, social, and economic conditions, regulatory initiatives and compliance with governmental regulations, the ability to achieve further market penetration and additional customers, and various other matters, many of which are beyond Asia Time’s control. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove to be incorrect, actual results may vary materially and adversely from those anticipated, believed, estimated or otherwise indicated. Consequently, all of the forward-looking statements made in this filing are qualified by these cautionary statements and there can be no assurance of the actual results or developments.

Business

Annual poker tournaments have been hosted by many casinos and cardrooms around the world for many years. To gain a seat at the table in these tournaments, competitors “buy in” by paying an entry fee, some or all of which goes into the tournaments’ prize pools (that is, the amount of money that the winners take home). This buy in amount at major tournaments ranges from $5,000 to as much as $25,000 at the largest and best-known tournaments. Each player who buys in to a tournament receives the same amount of poker chips and competes against the other players until being eliminated by losing all of his or her chips. The remaining players continue to compete until only one player, the champion, remains. Professional and amateur poker players are drawn to established tournaments based on the size of a poker tournament’s prize pool, the prestigious nature of the casino or cardroom hosting the event, the history and tradition of the tournament itself and the level of the competition drawn to the event.  Major League Poker will consist of poker tournaments that are hosted by poker venues and feature large prize pools.  The winner of each regular tour stop also receives a entry into the World Championship event to compete for up to $2,000,000.

Liquidity and Capital Resources

At June 15, 2007, the Company had a working capital of $200, consisting of current assets of $200 and current liabilities of $0. Management is of the opinion that the Company is dependent upon the obtaining additional capital and achieving profitable operations to continue as a going concern. The Company continues to require cash from outside sources to continue operations, as the Company's operations use, rather than provide cash.

ITEM 3. DESCRIPTION OF PROPERTY.

The company is provided space at 600 Anton, 11th Floor, Costa Mesa, CA 92626.  The space is provided by J. Wade Mezey and Paul Howarth.

ITEM 4. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

(a) Security ownership of certain beneficial owners.

The following table sets forth, as of March 31, 2007the number of shares of Common Stock owned of record and beneficially by executive officers, directors and persons who hold 5% or more of the outstanding Common Stock of the Company. Also included are the shares held by all executive officers and directors as a group.

Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Class
The Mézey Howarth Group, Inc. (1)	150,000	100%
405A Arenoso San Clemente, CA 92672

All Officers and Directors as a group (1 individual)	150,000	100%

(1)
J. Wade Mézey is President, CFO and Secretary and Director of The Mézey Howarth Group, Inc. and Paul Howarth is Director of The Mézey Howarth Group, Inc and both own 50% of The Mézey Howarth Group, Inc.

ITEM 5. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS.

(a) Identification of Directors and Executive Officers.

A. Identification of Directors and Executive Officers. The current officers and directors will serve for one year or until their respective successors are elected and qualified. They are:

Name	Age	Position

J. Wade Mézey	31	President, Chief Financial Officer, Secretary and Director

J. Wade Mezey, Co-President/CFO/Director. Mr. Mezey is our President and CFO and a member of the Board of Directors. Mr. Mezey was previously the President/COO of NAPP Tour, Inc. From 2004 - 2005, Mr. Mezey was the Chief Legal Officer and Interim Chief Accounting Officer of College Partnership, Inc. While at College Partnership Mr. Mézey worked with the auditors and finance department to create a system of accounting control and procedures. From 2003 - 2004, Mr. Mézey worked for Vision Direct Marketing as its Vice-President of Operations and General Counsel. From 2002 - 2003, Mr. Mézey worked as an attorney in Washington D.C. Mr. Mézey graduated from Georgetown University Law Center with an LL.M. in Securities and Financial Regulation. Mr. Mézey received his J.D., with cum laude honors, from New England School of Law and his B.S. from Virginia Commonwealth University.

B. Significant Employees. None.

C. Family Relationships. None.

D. Involvement in Certain Legal Proceedings. None.

E. The Board of Directors acts as the Audit Committee and the Board has no separate committees. The Company has no qualified financial expert at this time because it has not been able to hire a qualified candidate. Further, the Company believes that it has inadequate financial resources at this time to hire such an expert. The Company intends to continue to search for a qualified individual for hire.

ITEM 6. EXECUTIVE COMPENSATION.

None of the Company’s officers or directors has received any cash remuneration since inception. Officers will not receive any remuneration upon completion of the offering until the consummation of an acquisition. No remuneration of any nature has been paid for or on account of services rendered by a director in such capacity. None of the officers and directors intends to devote more than a few hours a week to our affairs.

It is possible that, after the Company successfully consummates a business combination with an unaffiliated entity, that entity may desire to employ or retain one or a number of members of our management for the purposes of providing services to the surviving entity. However, the Company has adopted a policy whereby the offer of any post-transaction employment to members of management will not be a consideration in our decision whether to undertake any proposed transaction.

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by the Company for the benefit of its employees.

There are no understandings or agreements regarding compensation our management will receive after a business combination that is required to be included in this table, or otherwise.

ITEM 7. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

Except as otherwise indicated herein, there have been no related party transactions, or any other transactions or relationships required to be disclosed pursuant to Item 404 of Regulation S-B.

ITEM 8. DESCRIPTION OF SECURITIES.

(a) Common or Preferred Stock.

The Company is authorized by its Certificate of Incorporation to issue an aggregate of 70,000,000 shares of capital stock, of which 70,000,000 are shares of common stock, par value $.001 per share (the "Common Stock") and 10,000,000 are shres of preferred stock, par value $.001 per share. As of March 31, 2007, 150,000 shares of Common Stock were issued and outstanding.

All outstanding shares of Common Stock are of the same class and have equal rights and attributes. The holders of Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders of the Company. All stockholders are entitled to share equally in dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available. In the event of liquidation, the holders of Common Stock are entitled to share ratably in all assets remaining after payment of all liabilities. The stockholders do not have cumulative or preemptive rights.

The description of certain matters relating to the securities of the Company is a summary and is qualified in its entirety by the provisions of the Company's Certificate of Incorporation and By-Laws, copies of which have been filed as exhibits to this Form 10-SB.

(b) Debt Securities. None.

(c) Other Securities To Be Registered. None.

PART II

ITEM 1. MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

(a) Market Information. The Company's Common Stock is not trading on any stock exchange. The Company is not aware of any market activity in its Common Stock since its inception through the date of this filing.

(b) Holders. As of March 31, 2007, there was 1 record holder of Major League Poker shares of the Common Stock.

(c) Dividends. The Registrant has not paid any cash dividends to date and does not anticipate or contemplate paying dividends in the foreseeable future. It is the present intention of management to utilize all available funds for the development of the Registrant's business.

ITEM 2. LEGAL PROCEEDINGS.

Presently, there are not any material pending legal proceedings to which the Registrant is a party or as to which any of its property is subject, and no such proceedings are known to the Registrant to be threatened or contemplated against it.

ITEM 3. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

There are not and have not been any disagreements between the Registrant and its accountants on any matter of accounting principles, practices or financial statement disclosure.

ITEM 4. RECENT SALES OF UNREGISTERED SECURITIES.

The Registrant issued 150,000 shares of Common Stock on March 28, 2007, to one accredited investors, for aggregate cash consideration of $2,180. The Registrant sold these shares of Common Stock under the exemption from registration provided by Section 4(2) of the Securities Act.

No securities have been issued for services. Neither the Registrant nor any person acting on its behalf offered or sold the securities by means of any form of general solicitation or general advertising. No services were performed by any purchaser as consideration for the shares issued.

All purchasers represented in writing that they acquired the securities for their own accounts. A legend was placed on the stock certificates stating that the securities have not been registered under the Securities Act and cannot be sold or otherwise transferred without an effective registration or an exemption therefrom, but may not be sold pursuant to the exemptions provided by Section 4(1) of the Securities Act or Rule 144 under the Securities Act, in accordance with the letter from Richard K. Wulff, Chief of the Office of Small Business Policy of the Securities and Exchange Commission’s Division of Corporation Finance, to Ken Worm of NASD Regulation, Inc., dated January 21, 2000.

ITEM 5. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Nevada General Corporation Law provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses including attorneys' fees, judgments, fines and amounts paid in settlement in connection with various actions, suits or proceedings, whether civil, criminal, administrative or investigative other than an action by or in the right of the corporation, a derivative action, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses including attorneys' fees incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation's certificate of incorporation, bylaws, agreement, a vote of stockholders or disinterested directors or otherwise.

The Nevada General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for:

• any breach of the director's duty of loyalty to the corporation or its stockholders;

• acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

• payments of unlawful dividends or unlawful stock repurchases or redemptions; or

• any transaction from which the director derived an improper personal benefit.

MAJOR LEAGUE POKER, INC.
(A Development Stage Company)
BALANCE SHEET

ASSETS

CURRENT ASSETS:	As of March 19, 2007	As of March 31, 2007 (unaudited)
Cash	$200	$200
Total current assets	200	200

Total Assets	$200	$200

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES
Accrued expenses	$-	$-
Total Liabilities	-	-
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY:

Common stock, $.001 par value, 60,000,000 shares authorized, 150,000 shares issued and outstanding	150	150
Additional paid-in capital	2,030	2,030
Accumulated Deficit during development stage	(1,980)	(1,980)

Total Stockholders’ Equity	200	200

Total Liabilities and Stockholders’ Equity	$200	$200

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

MAJOR LEAGUE POKER, INC.
(A Development Stage Company)

STATEMENT OF OPERATIONS

		For the Period from February 27, 2007 (Inception) To March 19, 2007		For the Periodfrom February 27, 2007 (Inception)to March 31, 2007(unaudited)

REVENUE		$-		$-

EXPENSES		$1,980		$1,980

NET LOSS		$(1,980)		$(1,980)

NET LOSS PER COMMON SHARE - BASIC	$	*	$	*

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING		$150,000		$150,000
* Less than $.01

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

MAJOR LEAGUE POKER, INC.
(A Development Stage Company)

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

	Common Stock Shares		Amount		Additional Paid-in Capital		Accumulated Deficit During Development Stage		Total Stockholders’Equity

Balances, February 27, 2007 (Inception)	---	$	---	$	---	$	---	$	---

Sale of common stock on March 14, 2007 at $.001 per share	150,000		150		2,030		---		2,180
Net loss	---		---		---		(1,980)		(1,980)

Balances March 31, 2007	150,000		$150		$2,030		$(1,980)		$200

MAJOR LEAGUE POKER, INC.
(A Development-Stage Company)

STATEMENT OF CASH FLOWS

	For the periodFrom February 27, 2007 (Inception)To March 19, 2007	For the period From February 27, 2007 (Inception) to March 31, 2007(unaudited)

CASH FLOWS FROM TO OPERATING ACTIVITIES:
Net loss	$(1,980)	$ (1,980)

Net Cash Used In Operating Activities	(1,980)	(1,980)

CASH FLOWS FROM FINANCING ACTIVITIES:
Common stock issued for cash	2,080	2,080

Net Cash Provided by Financing Activities	2,080	2,080

NET CHANGE IN CASH AND ENDING BALANCE	$200	$200

MAJOR LEAGUE POKER, INC.
(A Development-Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

History

Major League Poker, Inc. was incorporated under the laws of the State of Nevada on March 28, 2007 under the name of WMPH 2. On June 15, 2007 the Company changed it's name to Major League Poker, Inc. The Company is in the development stage as defined in Financial Accounting Standards Board Statement No. 7. The fiscal year end is December 31.

Interim Financial Statements

The interim consolidated financial statements are unaudited. In the opinion of management, all adjustments have been made, consisting of normal recurring items, that are necessary to present fairly our financial position as of March 31, 2007 as well as the results of operations for the period from Febraury 27, 2007 (Inception) to March 31, 2007, in accordance with accounting principles generally accepted in the United States of America. The results of operations for any interim period are not necessarily indicative of the results for the entire year.

Going Concern and Plan of Operation

The Company's financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company is in the development stage and has not earned any revenues from operations to date. These conditions raise substantial doubt about it’s ability to continue as a going concern.

The Company is currently devoting its efforts to locating merger candidates. The Company's ability to continue as a going concern is dependent upon its ability to develop additional sources of capital, locate and complete a merger with another company, and ultimately, achieve profitable operations. The accompanying financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Income Taxes

The Company uses the liability method of accounting for income taxes pursuant to Statement of Financial Accounting Standards No. 109. Under this method, deferred income taxes are recorded to reflect the tax consequences in future years of temporary differences between the tax basis of the assets and liabilities and their financial amounts at year end.

For federal income tax purposes, substantially all expenses must be deferred until the Company commences business and then they may be written off over a 60-month period. These expenses will not be deducted for tax purposes and will represent a deferred tax asset. The Company has provided a valuation allowance in the full amount of the deferred tax asset since there is no assurance of future taxable income. Tax deductible losses can be carried forward for 20 years until utilized for federal income tax purposes.

Deferred Offering Costs

Deferred offering costs, which may consist of legal, accounting and filing fees relating to an offering will be capitalized. The deferred offering costs will be offset against offering proceeds in the event the offering is successful. In the event the anticipated offering is unsuccessful or is abandoned, the deferred offering costs will be expensed.

Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash in banks and highly liquid investments with original maturities of 90 days or less.

Concentrations of Credit Risk

The Company maintains all cash in deposit accounts, which at times may exceed federally insured limits. The Company has not experienced a loss in such accounts.

Earnings Per Common Share

Basic per share information is computed based upon the weighted average number of common shares outstanding during the period. Diluted per share information consists of the weighted average number of common shares outstanding, plus the dilutive effects of options and warrants calculated using the treasury stock method. In loss periods, dilutive common equivalent shares are excluded as the effect would be anti-dilutive. There are no options and warrants outstanding.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates and assumptions.

Recently Issued Accounting Pronouncements

The Company has adopted all recently issued accounting pronouncements. The adoption of the accounting pronouncements did not have a material effect on the operations of the Company.

NOTE 2 - STOCKHOLDERS' EQUITY

During March 2007, the Company sold for 150,000 shares of its $.001 par value common stock to various investors for $2,080 in cash. The proceeds were mostly used to pay expenses.

NOTE 3 - RELATED PARTY TRANSACTIONS

Office services are provided without charge by the president. Such costs are immaterial to the financial statements and accordingly, have not been reflected therein. The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

NOTE 4 - COMMITMENTS AND CONTINGENCIES

During the period, the Company has not entered into any commitments which require disclosure in the financial statements. The Company is not a party to any claims or legal actions.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financials are incorporate be reference from the  (Form 10-SB (File No. 000-52554) filed with the Securities and Exchange Commission on June 22, 2007 and Item 5.06 above.  Normally, upon a reverse merger a audit of the financials would be required, however, the company instead of conducting a merger simply began operating as on June 15, 2007, as such no additionial audit is required from the initial audit perform under the Form 10-SB (File No. 000-52554) filed with the Securities and Exchange Commission on June 22, 2007.

SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 27, 2007	Major League Poker, Inc.
By: /s/ J. Wade Mezey
Title: President

Exhibit Number	Description

3.1	Restated Certificate of Incorporation (incorporated by reference from Exhibit 5.03 to the Form 8-K (File No. 000-52554) filed with the Securities and Exchange Commission on June 26, 2007)
3.2	By-Laws (incorporated by reference from Exhibit 3.2 to the Form 10-SB (File No. 000-52554) filed with the Securities and Exchange Commission on April 9, 2007)
4.1	Specimen of common stock certificate (incorporated by reference from Exhibit 3.2 to the Form 10-SB (File No. 000-52554) filed with the Securities and Exchange Commission on April 9, 2007)